UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 13, 2017

HELIX TCS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5300 DTC Parkway, Suite 300, Greenwood Village, CO 80111

(Address of Principal Executive Offices) (Zip Code)

(720) 328-5372

Registrant's telephone number, including area code

_______________________________________________________

 (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

This amendment to the Form 8-K filed on February 22, 2017 is to add additional exhibits and summaries in connection with the Note originally summarized in the Form 8-K.

On February 13, 2017, Helix TCS, Inc. (the “Company” or “we”)  and RedDiamond Partners LLC (“Holder”) entered into two secured convertible promissory notes totaling $208,333.33, an Investment Agreement (Exhibit 10.6), a Registration Rights Agreement (Exhibit 10.4), a Securities Purchase Agreement (Exhibit 10.10), a Subsidiary Guarantee (Exhibit 10.7), and a Security Agreement (Exhibit 10.9) (altogether, the “Transaction Documents”).

The Company executed a secured 10% convertible promissory note of the Company with Holder, in the principal amount of US$183,333.33 (“Note 1”), along with a secured 10% convertible promissory note in the principal amount of US$25,000 (“Note 2”) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”), upon the terms and subject to the limitations and conditions set forth in such Notes. The Notes are attached as Exhibits 10.1 and 10.3.

The Notes, together in the aggregate principal amount of $208,333.33, are secured in accordance with the Security Agreement attached as Exhibit 10.9. The Company, along with its subsidiaries, acted as Guarantors in the Security Agreement. The subsidiaries, including Helix TCS LLC, Security Consultants Group, and Boss Security Solutions, Inc., entered into a Subsidiary Guarantee, attached as Exhibit 10.7.

In consideration for the Holder acting as financing agent, the Company and the Holder entered into a Securities Purchase Agreement, whereby the Company agreed to issue 25,000 warrants to purchase one share of Common Stock each, exercisable at $1.00 per share, subject to adjustment. The warrants will expire after 5 years. The Common Stock Purchase Warrant is attached as Exhibit 10.8 and the Securities Purchase Agreement is attached as Exhibit 10.10.

The Notes, bearing a guaranteed interest rate of 10%, were entered into on February 13, 2017 for $183,333.33 and $25,000, and mature on September 12, 2017 and September 13, 2017, respectively. The Notes were funded and the Company received $166,666.66 of Note 1 on February 17, 2017 (the “Effective Date”), with the remaining $16,666.67 being retained by the Holder, and $25,000 of Note 2 on February 17, 2017. The Notes additionally bear the lower of a 20% per annum, or the highest rate permitted by law, in the Event of Default.

The following is a summary of each of the agreements in the Transaction Documents. All capitalized terms not defined herein shall have the meaning ascribed to them in each of the specific Transaction Documents, incorporated by reference herein.

Note 1:

Note 1, bearing a guaranteed interest rate of 10%, was entered into on February 13, 2017 for $183,333.33, and matures on September 12, 2017. Note 1 was funded and the Company received $166,666.66 on February 17, 2017 (the “Effective Date”), with the remaining $16,666.67 being retained by the Holder. Note 1 additionally bears the lower of a 20% per annum, or the highest rate permitted by law, in the Event of Default.

The Company may prepay Note 1 in whole or in part at any time, up to 180 days after the Effective Date, by paying the principal amount to be prepaid together with premium interest thereon to the date of prepayment. After 180 days from the Effective Date, the consent of Holder is required to prepay any amount.

The Holder has the right, at the Holder’s sole option, at any time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note 1 into shares of Common Stock of the Company at $1.50 per share. The Company agreed to reserve 2,000,000 shares of Common Stock of the Company for conversions pursuant to the Notes, as evidenced by the Transfer Agent Letter attached as Exhibit 10.5.

Note 2:

Note 2, bearing a guaranteed interest rate of 10%, was entered into on February 13, 2017 for $183,333.33, and matures on September 13, 2017. Note 2 was funded and the Company received $25,000 on February 17, 2017 (the “Effective Date”). Note 2 additionally bears the lower of a 20% per annum, or the highest rate permitted by law, in the Event of Default.

The Company may not prepay Note 2 at any time.

The Holder has the right, at the Holder’s sole option, at any time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note 2 into shares of Common Stock of the Company at $6.10 per share. The Company agreed to reserve 2,000,000 shares of Common Stock of the Company for conversions pursuant to the Notes, as evidenced by the Transfer Agent Letter attached as Exhibit 10.5.

Investment Agreement:

Pursuant to the Investment Agreement, the Holder shall invest up to Three Million Dollars ($3,000,000) (the “Commitment Amount”) to purchase the Company’s Common Stock, par value of $.001 per share. Such investments will be made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), Rule 506 of Regulation D promulgated by the SEC under the 1933 Act, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock. The Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws (see Registration Rights Agreement attached hereto as Exhibit 10.4).

The Purchase Price of the Common Stock shall be 85% of the lowest trading price of the Common Stock during the Pricing Period applicable to the Put Notice, provided, however, an additional 10% will be added to the discount of each Put if (i) the Company is not DWAC eligible and (ii) an additional 15% will be added to the discount of each Put if the Company is under DTC “chill” status on the applicable Put Notice Date. All capitalized terms are as defined in the Investment Agreement (Exhibit 10.6) incorporated herein by reference. The maximum amount that the Company shall be entitled to Put to the Investor per any applicable Put Notice an amount of shares of Common Stock up to or equal to two hundred percent (200%) of the average of the daily trading volume (U.S. market only) of the Common Stock for the ten (10) consecutive Trading Days immediately prior to the applicable Put Notice Date (the “Put Amount”) so long as such amount is at least $5,000 and does not exceed $100,000, as calculated by multiplying the Put Amount by the average daily VWAP for the ten (10) consecutive Trading Days immediately prior to the applicable Put Notice Date. During the Open Period, the Company shall not be entitled to submit a Put Notice until after the previous Closing has been completed. Notwithstanding the foregoing, the Company may not deliver a Put Notice on or earlier of the tenth (10th) Trading Day immediately following the preceding Put Notice Date (the “Waiting Period”).

The Company shall not be entitled to deliver a Put Notice unless each of the following conditions are met:

i.	a Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Put Shares Due at all times until the Closing with respect to the applicable Put Notice;
ii.	at all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed or quoted for trading on the Principal Market and shall not have been suspended from trading thereon during the Pricing Period;
iii.	the Company has complied with its obligations and is otherwise not in material breach of or in material default under, this Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been cured prior to delivery to the Investor of the applicable Put Notice;
iv.	no injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and
v.	the issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.

In no event shall the Holder be entitled to purchase that number of Shares, which when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act), by the Investor, would exceed 9.99% of the number of shares of Common Stock outstanding on the Closing Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

Registration Rights Agreement:

Pursuant to the Investment Agreement entered into by and between the Company and the Holder, the Company has agreed to issue and sell to the Holder an indeterminate number of shares of the Company’s common stock, par value of $.001 per share, up to an aggregate purchase price of Three Million Dollars ($3,000,000). As an inducement to the Holder to execute and deliver the Investment Agreement, the Company has agreed to provide certain registration rights under the 1933 Act, and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Investment Agreement.

The Company shall use its best efforts to, within forty five (45) days of the Execution Date, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of 2,000,000 shares of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale 2,000,000 shares of Registrable Securities except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness. The Company shall use commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within seventy-five (75) days but no more than one hundred twenty (120) days after the Company has filed the Registration Statement(s).

Upon the effectiveness of such Registration Statement relating to the Registrable Securities, the Company shall keep such Registration Statement effective until the earlier to occur of the date on which (A) the Holder shall have sold all the Registrable Securities actually issued or that the Company has an obligation to issue under the Investment Agreement; or (B) the Holder has no right to acquire any additional shares of Common Stock under the Investment Agreement; or (C) the Holder may sell the Registrable Securities without volume limitations under Rule 144 (the “Registration Period”).

Subsidiary Guarantee:

As a material inducement to the Holder to purchase the Notes and to enter into all of the Transaction Documents, the Company’s subsidiaries, Helix TCS LLC, Security Consultants Group, and Boss Security Solutions, Inc., (altogether “Guarantors”) and the Company entered into a Subsidiary Guarantee. The Guarantors jointly and severally, unconditionally and irrevocably, guaranteed to the Holder and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

Security Agreement:

In order to induce the Holder to extend the loans evidenced by the Notes and to enter into the Transaction Documents, the Company and its subsidiaries entered into the Security Agreement and granted the Holder a security interest in certain property of the Company and its subsidiaries (altogether “Debtors”) to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes and the other Transaction Documents and the Guarantors’ obligations under the Guarantee. The Collateral in which the Holder is granted a security interest by the Security Agreement shall include the following personal property of the Debtor:

i.	all assets
ii.	all revenue
iii.	all chattel paper
iv.	all deposit accounts
v.	all equipment
vi.	all fixtures
vii.	all general intangibles
viii.	all goods
ix.	all intellectual property
x.	all inventory
xi.	all other tangible and intangible personal property whatsoever of the Debtors related to the Assets
xii.	account receivables, together with all instruments, all documents of title representing any of the foregoing, and all right, title, and security with respect to each account;
xiii.	all supporting obligations;
xiv.	the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(xiii), above.

Subject to the Permitted Liens, as an inducement for the Holder to extend the loan as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”). The Security Interests shall terminate when the Notes and all other Obligations have been paid in full or discharged.

Common Stock Purchase Warrant:

The Common Stock Purchase Warrant certifies that, for value received, Holder is entitled, upon the terms and subject to the limitations on exercise and the conditions set forth in the Warrant, at any time on or after the Initial Exercise Date and on or prior to 5 PM New York City Time on February 12, 2022 but not thereafter, to subscribe for and purchase from the Company, up to 25,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under the Warrant shall be equal to $1.00, subject to the following adjustment condition:

If at any time after the six month anniversary of the Initial Exercise Date, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then the Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise the Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of the Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of the Warrant in accordance with the terms of the Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Notes as well as the Warrants (together, the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Transfer Agent Instruction Letter:

Until the Company’s obligations under the Note are paid and performed in full, (a) the Transfer Agent of the Company is authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than 2,000,000 shares (the “Transfer Agent Reserve”) for issuance upon partial or full conversion of the Notes in accordance with the terms thereof, (b) the Transfer Agent shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of Holder, (c) the Transfer Agent shall issue the shares of Common Stock held in the Transfer Agent Reserve to Holder or its broker only (subject to the immediately following clause (d)), (d) when the Transfer Agent issue shares of Common Stock to Holder or its broker under the Note pursuant to the other instructions in the Letter, the Transfer Agent shall issue such shares from Company’s authorized and unissued shares of Common Stock to the extent the same are available and not from the Transfer Agent Reserve unless and until there are no authorized shares of Common Stock available for issuance other than those held in the Transfer Agent Reserve, at which point, and upon receipt of written authorization from Holder, the Transfer Agent shall then issue any shares of Common Stock deliverable to Holder under the Note from the Transfer Agent Reserve, (e) the Transfer Agent shall not otherwise reduce the Transfer Agent Reserve under any circumstances, unless Holder delivers written pre-approval of such reduction, and (f) the Transfer Agent shall immediately add shares of Common Stock to the Transfer Agent Reserve as and when requested by Company or Holder in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Company’s authorized shares of Common Stock.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Notes as well as the

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Warrants (together, the "Securities"), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Form of Secured Convertible Promissory Note
10.2	Annexes III and IV to the Securities Purchase Agreement
10.3	Fixed Secured Convertible Promissory Note - $25,000
10.4	Registration Rights Agreement
10.5	Transfer Agent Instruction Letter
10.6	Investment Agreement
10.7	Subsidiary Guarantee
10.8	Common Stock Purchase Warrant
10.9	Security Agreement
10.10	Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HELIX TCS, INC.

By: /s/ Zachary L. Venegas

Zachary L. Venegas, Chief Executive Officer

Date: February 23, 2017